                                                                    Exhibit 4(a)

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+REGISTERED:                           REGISTERED:                             +
+MANUFACTURERS HANOVER TRUST COMPANY,  GUARANTEE BANK AND TRUST COMPANY,       +
+                          REGISTRAR,         (ATLANTIC CITY, N.J.)  REGISTRAR,+
+                                    0R                                        +
+                                    --                                        +
+                  AUTHORIZED OFFICER                      AUTHORIZED SIGNATURE+
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

CERTIFICATE FOR LESS THAN 100 SHARES


   NUMBER                                                              SHARES
   ______                                                              ______

                             [PHOTO APPEARS HERE]
COMMON STOCK                                                        COMMON STOCK

INCORPORATED UNDER THE LAWS                           OF THE STATE OF NEW JERSEY
                           SOUTH JERSEY GAS COMPANY
    THIS CERTIFICATE IS TRANSFERABLE EITHER IN THE CITY OF NEW YORK OR IN
                              ATLANTIC CITY, N.J.




This Certifies That  __________________________________________  is the owner of

                                                                   SEE REVERSE
                                                                   FOR CERTAIN
                                                                   DEFINITIONS



       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR
                            VALUE OF $2.50 EACH OF


                             CERTIFICATE OF STOCK

South Jersey Gas Company transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly indorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the agreement of merger and consolidation forming the Company as from time to time amended copies of which are on file at the office of the Transfer Agents, to which the holder by acceptance hereof accepts. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registerar, Witness the seal of the Company and the facsimile signatures of the duly authorized officers of the Company.


   SPECIMEN                   [SEAL APPEARS HERE]      SPECIMEN
/s/ [SIGNATURE APPEARS HERE]                        /S/ [SIGNATURE APPEARS HERE]
               TREASURER                                               PRESIDENT


++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                    OR                                        +
+                                    --                                        +
+               AUTHORIZED SIGNATURE                       AUTHORIZED SIGNATURE+
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                           SOUTH JERSEY GAS COMPANY

     A COPY OF THE PROVISIONS SETTING FORTH THE RIGHTS AND PREFERENCES OF ALL CLASSES OF CAPITAL STOCK OF THE COMPANY MAY BE OBTAINED WITHOUT CHARGE FROM EITHER TRANSFER AGENT OR FROM THE SECRETARY OF THE COMPANY IN ATLANTIC CITY, NEW JERSEY.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM     --as tenants in common              UNIF GIFT MIN ACT--............Custodian...........
                                                                           (Cust)              (Minor)
     TEN ENT     --as tenants by the entireties                          under Uniform Gifts to Minors

     JT TEN      --as joint tenants with right of
                   survivorship and not as tenants                       Act......................
                   in common                                                       (State)

                  Additional abbreviations may also be
                  used though not in the above list.

     For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------- ----------------------------------------

-------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated,
      --------


                                        ---------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.